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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 14, 1999


                            MICRO GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                    0-8358                   95-2621545
----------------------------      ------------      ----------------------------
(State or other jurisdiction      (Commission       (IRS Employer Identification
     of incorporation)            File Number)                  Number)


                     14711 Bentley Circle, Tustin, CA 92705
                    (Address of principal executive offices)

                                 (714) 731-0557
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

            The Registrant has repositioned itself in the information technology and telecommunications industry shifting its focus from the postage meter and scale industry which were the basis for its historical operations and as a result, as of April 14, 1999, Mr. Pistilli is no longer a director or President of the Registrant and John Horbal is no longer Vice President of the Registrant. On April 9, 1999, Mr. John Snedegar became President and Chief Executive Officer of the Registrant and Mr. Patrick Stone became Chairman of the Board.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MICRO GENERAL CORPORATION


Date:  April 14, 1999                  By:  /s/ M'LISS JONES KANE
                                            ------------------------------------
                                                M'Liss Jones Kane
                                                Corporate Secretary

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                                  EXHIBIT INDEX

            The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number
--------------

     None.